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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 12, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

          000-23265                                      94-3267443
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      (Commission file Number)                      (IRS Employer ID Number)

      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code    (919) 862-1000
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Item 5.  Other Events and Regulation FD Disclosure

     On February 12, 2002, Salix announced its operating results for the fourth quarter and year ended December 31, 2001 and its intention to conduct a public offering of its common stock.

     A copy of this press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release dated February 12, 2002



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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SALIX PHARMACEUTICALS, LTD.



Date: February 12, 2002                        By:   /s/ Adam C. Derbyshire
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                                                      Adam C. Derbyshire
                                                      Vice President and Chief
                                                      Financial Officer